UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2019

Generex biotechnology corpORATION

(Exact of registrant as specified in its charter)

DELAWARE	000-29169	98-0178636
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

10102 USA Today Way, Miramar, Florida 33025

(Address of principal executive offices) (Zip Code)

(416) 364-2551

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

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Item 1.01 Entry into a Material Definitive Agreement.

On November 22, 2019, effective as of November 15, 2019, Generex Biotechnology Corporation (“Generex”) entered into a definitive Stock Purchase Agreement (the “SPA”) for the purchase of 51% of the outstanding capital stock (the “ALTuCELL Stock”) of GH Care, Inc. DBA ALTuCELL, Inc.(“ALTuCELL”). The ALTuCELL Stock consists of newly issued shares of ALTuCELL.

ALTuCELL has a broad patent portfolio for cell encapsulation technology and cellular therapy The ALTuCELL patent portfolio includes global patents for the AltuCapsÒ cell encapsulation platform, together with patents for the chemistry, manufacturing, and ultra-purification of capsules. ALTuCELL has also been granted a wide-ranging patent, Microencapsulation of Myofibroblasts (Stem cells) Isolated from Wharton Jelly for Prevention and Treatment of Autoimmune and Inflammatory Diseases.

Gary Harlem is ALTuCELL’s President & Chief Executive Officer.

Under the SPA, in exchange for the ALTuCELL Stock, Generex will

•	Issue to ALTuCELL 1,600,000 shares of Generex common stock with an initial attributed value of $2.50 per share. If the market price per share of the Generex common stock is below $2.50 on the 6-month anniversary of the closing date, the attributed price of the Generex shares will be repriced to market with a floor of $1.25 per share, and Generex will deliver the number of GNBT shares required to make up the difference in total value.
•	Pay $2.5 million in cash ($112,000 of which has already been paid).

In addition to stock and cash at closing, Generex has agreed to pay up to an aggregate of $3,500,000 to ALTuCell upon ALTuCell’s attainment of certain milestones, as follows:

  $500,000 upon initiating a first-in-human clinical trial of Altsulin, microencapsulated Sertoli Cells.
  $2,000,000 upon initiating a human clinical trial of a cell therapy product using ALTuCAPS microencapsulation technology in the United States.
  $1,000,000 upon completing a business development deal with a biopharmaceutical company partner.

The milestone payment shall be made in cash or Generex stock at ALTuCELL’s option. Generex stock will have an attributed value of the lower or $2.50 per share or the market price at time of milestone attainment, but no lower than $1.25

If Generex fails to make a milestone payment within 60 days of ALTuCELL achieving a milestone, Generex will be required to return ALTuCELL Stock commensurate with the failed milestone payment.

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Closing of the transaction, anticipated to occur before the end of December, 2019, is subject to customary conditions, including each party’s satisfaction with its due diligence and board of directors’ approval.

Following closing, for so long as Generex owns not less than fifty-one percent (51%) of the issued and outstanding equity securities of ALTuCELL, the size of ALTuCELL’s Board of Directors shall be set at five (5) composed of (i) the CEO of ALTuCELL, (ii) one officer of ALTuCELL, (iii) the CEO of Generex, (iv) one appointee of the Generex, and (v) one independent director, mutually agreed upon by Generex and ALTuCELL.

ALTuCELL is required to deliver certain audited financial statements at Closing. In the event that the financial statements are not delivered Generex is entitled, in its sole discretion, to rescind the transaction.

This Current Report contains summaries of the material terms of the SPA. The summary of this document is subject to, and is qualified in its entirety by, reference to the SPA, which is filed as an exhibit hereto and incorporated herein by reference.

The filing of this Current Report does not constitute an admission by Generex that the SPA is material for any specific purpose.

Forward-Looking Statements

Statements in this report may contain certain forward-looking statements. All statements included concerning activities, events or developments that the Generex expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements. Known risks and uncertainties also include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials. Because of this, statements regarding the expected timing of clinical trials or ultimate regulatory approval cannot be regarded as actual predictions of when Generex will obtain regulatory approval for any “phase” of clinical trials or when it will obtain ultimate regulatory approval by a particular regulatory agency. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act. Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called included in this Current Report is incorporated by reference to the Exhibit Index filed with this report.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: 27 November, 2019

Generex Biotechnology Corp.

/s/Joseph Moscato

By: Joseph Moscato, CEO, President

Exhibit Index

Exhibit №	Description
10.1	Stock Purchase Agreement by and between Generex Biotechnology Corporation and GH Care, Inc. DBA ALTuCELL, Inc., effective as of November 15, 2019

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